UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________
FORM 8-K
 _____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 17, 2026
 _____________________________
Medtronic plc
(Exact name of Registrant as Specified in its Charter)
  _____________________________

Ireland	1-36820	98-1183488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Building Two
Parkmore Business Park West
Galway, Ireland
(Address of principal executive offices) (Zip Code)
+353 1 438-1700
(Registrant’s telephone number, including area code)

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary shares, par value $0.0001 per share	MDT	New York Stock Exchange
1.125% Senior Notes due 2027	MDT/27	New York Stock Exchange
0.375% Senior Notes due 2028	MDT/28	New York Stock Exchange
3.000% Senior Notes due 2028	MDT/28A	New York Stock Exchange
3.650% Senior Notes due 2029	MDT/29	New York Stock Exchange
2.950% Senior Notes due 2030	MDT/30	New York Stock Exchange
1.625% Senior Notes due 2031	MDT/31	New York Stock Exchange
1.000% Senior Notes due 2031	MDT/31A	New York Stock Exchange
3.125% Senior Notes due 2031	MDT/31B	New York Stock Exchange
0.750% Senior Notes due 2032	MDT/32	New York Stock Exchange
3.375% Senior Notes due 2034	MDT/34	New York Stock Exchange
3.875% Senior Notes due 2036	MDT/36	New York Stock Exchange
2.250% Senior Notes due 2039	MDT/39A	New York Stock Exchange
1.500% Senior Notes due 2039	MDT/39B	New York Stock Exchange
1.375% Senior Notes due 2040	MDT/40A	New York Stock Exchange
4.150% Senior Notes due 2043	MDT/43A	New York Stock Exchange
4.200% Senior Notes due 2045	MDT/45	New York Stock Exchange
1.750% Senior Notes due 2049	MDT/49	New York Stock Exchange
1.625% Senior Notes due 2050	MDT/50	New York Stock Exchange
4.150% Senior Notes due 2053	MDT/53	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events
On September 14, 2026, Medtronic plc, a public limited company organized under the laws of Ireland (“Medtronic”), commenced an offer to exchange (the “Exchange Offer”) up to 225,361,295 newly issued shares of common stock, par value $0.01 per share (“MiniMed Common Stock”), of MiniMed Group, Inc., a Delaware corporation (“MiniMed”), for outstanding ordinary shares of Medtronic, par value $0.0001 per share (“Medtronic Ordinary Shares”), upon the terms and subject to the conditions set forth in the Prospectus, dated as of September 14, 2026 (the “Prospectus”), which is included in the registration statement on Form S-4 (the “Registration Statement”) filed by MiniMed with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended. If the Exchange Offer is oversubscribed, Medtronic currently intends to accept an additional number of Medtronic Ordinary Shares that are validly tendered and not validly withdrawn not to exceed two percent of the total outstanding Medtronic Ordinary Shares constituting all of Medtronic's remaining interest in MiniMed.
Following the commencement of the Exchange Offer, Medtronic discovered a typographical error in the description of guaranteed delivery procedures included in the Prospectus, which stated that an executed notice of guaranteed delivery would expire after 12:00 midnight, New York City time, at the end of the day on the second New York Stock Exchange (“NYSE”) trading day after the date of execution of such notice of guaranteed delivery.
Under the Exchange Offer’s guaranteed delivery procedures, the guaranteed delivery period applicable to an executed notice of guaranteed delivery will expire at 5:00 p.m., New York City time, on the second NYSE trading day after the date of execution of such notice of guaranteed delivery.
Medtronic is filing this Current Report on Form 8-K to correct the Prospectus as set forth below. For clarity, new text within restated disclosures from the Prospectus is highlighted with bold, underlined text, while deleted text is ~~bold and stricken-through~~.
The information set forth in the Prospectus under the section entitled “The Exchange Offer—Procedures for Tendering—Guaranteed Delivery Procedures” is revised as set forth below:
“Guaranteed Delivery Procedures. If you wish to tender Medtronic Ordinary Shares pursuant to the Exchange Offer but (1) your certificates are not immediately available, (2) the procedure for book-entry tendering cannot be completed on a timely basis, or (3) time will not permit all required documents to reach the exchange agent on or before the expiration date of the Exchange Offer, you may still tender your Medtronic Ordinary Shares, so long as all of the following conditions are satisfied:
•you must make your tender by or through a U.S. eligible institution;
•on or before 12:00 midnight, New York City time, at the end of the day on the expiration date of the Exchange Offer, the exchange agent must receive a properly completed and duly executed notice of guaranteed delivery, substantially in the form made available by Medtronic, in the manner provided below; and
•by no later than 5:00 p.m. ~~12:00 midnight~~, New York City time, ~~at the end of the day~~ on the second NYSE trading day after the date of execution of such notice of guaranteed delivery, the exchange agent must receive (1) (A) share certificates representing all validly tendered Medtronic Ordinary Shares (other than Direct Registration Shares), in proper form for tendering or (B) with respect to shares delivered by book-entry tendering through DTC, confirmation of a book-entry tendering of those Medtronic Ordinary Shares into the exchange agent’s account at DTC, (2) a letter of transmittal for Medtronic Ordinary Shares, properly completed and duly executed (including any signature guarantees that may be required) or, in the case of shares delivered by book-entry tendering through DTC, an agent’s message, and (3) any other required documents.
Registered shareholders (including any participant in DTC whose name appears on a security position listing of DTC as the owner of Medtronic Ordinary Shares) may transmit the notice of guaranteed delivery by email transmission or mail it to the exchange agent. If you hold Medtronic Ordinary Shares through a broker, dealer, commercial bank, trust company, custodian, or similar institution, such institution must submit any notice of guaranteed delivery on your behalf. You must, in all cases, obtain a Medallion guarantee, in the form set forth in the notice of guaranteed delivery.”
Additional Information and Where to Find It
This Current Report on Form 8-K is not an offer to sell or exchange, a solicitation of an offer to buy or exchange any securities or a recommendation as to whether investors should participate in the Exchange Offer. MiniMed has filed with the SEC a Registration Statement on Form S-4 that includes a Prospectus. The Exchange Offer is made solely by the Prospectus. The Prospectus contains important information about the Exchange Offer, Medtronic, MiniMed and related matters, and Medtronic has delivered the Prospectus to holders of Medtronic Ordinary Shares. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC

BEFORE MAKING ANY INVESTMENT DECISION, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. None of Medtronic, MiniMed or any of their respective directors or officers or the dealer managers appointed with respect to the Exchange Offer make any recommendation as to whether you should participate in the Exchange Offer.
Medtronic has filed with the SEC a Schedule TO, which contains important information about the Exchange Offer.
Holders of Medtronic Ordinary Shares may obtain copies of the Prospectus, the Registration Statement, the Schedule TO and other related documents, and any other information that Medtronic and MiniMed file electronically with the SEC free of charge at the SEC’s website at http://www.sec.gov. Holders of Medtronic Ordinary Shares may also obtain a copy of the Prospectus by clicking on the appropriate link on http://www.dfking.com/MDTSeparation.
Medtronic has retained D.F. King & Co., Inc. as the information agent for the Exchange Offer. To obtain copies of the Prospectus and related documents, or for questions about the terms of the Exchange Offer or how to participate, you may contact the information agent at (877) 361-7972 (toll-free for shareholders) or (646) 845-0146 (banks, brokers and all others outside the United States).

Item 9.01.	Exhibits.
(d) List of Exhibits

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Medtronic plc

	By	/s/ Brian Sandstrom
Date: September 17, 2026		Brian Sandstrom
Assistant Secretary & Vice President, Chief Corporate and Securities Counsel

EXHIBIT INDEX

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).